UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

CSX Corporation
(Name of Registrant as Specified In Its Charter)

MANTLE RIDGE LP
MR ARGENT ADVISOR LLC
MANTLE RIDGE GP LLC
 MR ARGENT FUND CE LP
MR ARGENT GP LLC
MR ARGENT OFFSHORE AB LTD.
 MR ARGENT OFFSHORE BB LTD.
 MR ARGENT OFFSHORE CB 01 LTD.
 MR ARGENT OFFSHORE CB 02 LTD.
 MR ARGENT OFFSHORE CB 03 LTD.
 MR ARGENT OFFSHORE CB 04 LTD.
 MR ARGENT OFFSHORE CB 05 LTD.
 MR ARGENT OFFSHORE CB 07 LTD.
MR S AND P INDEX ANNUAL REPORTS LLC
PAUL C. HILAL
E. HUNTER HARRISON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), regarding, among other things, Mantle Ridge’s plans to distribute a definitive proxy statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  Mantle Ridge undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Mantle Ridge LP (“Mantle Ridge”) and certain of its affiliates intend to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and accompanying proxy card to be used to solicit proxies in connection with the upcoming special meeting of shareholders (the “Special Meeting”) of CSX Corporation (the “Company”) announced on February 14, 2017 and the election of a slate of director nominees at the 2017 annual shareholders meeting of the Company (the “Annual Meeting”).  The participants in the solicitation are anticipated to include MR Argent Offshore AB Ltd., MR Argent Offshore BB Ltd., MR Argent Offshore CB 01 Ltd., MR Argent Offshore CB 02 Ltd., MR Argent Offshore CB 03 Ltd., MR Argent Offshore CB 04 Ltd., MR Argent Offshore CB 05 Ltd., MR Argent Offshore CB 07 Ltd. (collectively, the “MR Funds”), MR Argent Fund CE LP, MR Argent Advisor LLC (the “Advisor”), Mantle Ridge GP LLC, Mantle Ridge LP, MR Argent GP LLC, MR S and P Index Annual Reports LLC (“Shareholder”), Mr. Hilal (collectively with the MR Funds, MR Argent Fund CE LP, the Advisor, Mantle Ridge GP LLC, Mantle Ridge LP, MR Argent GP LLC and Shareholder, the “Mantle Ridge Parties”) and E. Hunter Harrison.

MANTLE RIDGE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENTS AND OTHER DOCUMENTATION RELATED TO THE SOLICITATION OF PROXIES BY MANTLE RIDGE AND ITS AFFILIATES FROM SHAREHOLDERS OF THE COMPANY FOR USE AT THE SPECIAL MEETING AND ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SUCH DEFINITIVE PROXY STATEMENTS, OTHER PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTATION WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, MANTLE RIDGE WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5500; CALL TOLL FREE: (800) 591-8269) OR EMAIL: INFO@DFKING.COM.

As of the date hereof, the Mantle Ridge Parties beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) an aggregate of approximately 44,352,597 shares of common stock, $1.00 par value, of the Company (the “Shares”). Of those approximately 44,352,597 Shares, MR S AND P Index Annual Reports LLC owns approximately 6 Shares in record name.  As of the date hereof, MR Argent Fund CE LP possesses economic exposure to an aggregate of 570,600 Shares due to certain cash-settled total return swap agreements.  MR Argent Fund CE LP also holds American-style call options to purchase cash-settled total return swaps referencing an aggregate of 105,232 Shares.

Mantle Ridge LP, as the sole member of the Advisor, which is in turn the advisor to the MR Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the approximately 44,352,590 Shares held for the accounts of the MR Funds and the approximately 6 Shares directly owned by Shareholder and, therefore, may be deemed to be the beneficial owner of such Shares.  MR Argent Advisor LLC, as the advisor to, and holder of 100% of the noneconomic voting interests in, the MR Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the approximately 44,352,590 Shares held for the accounts of the MR Funds and, therefore, may be deemed to be the beneficial owner of such Shares.  By virtue of his position as the managing member of Mantle Ridge GP LLC, the general partner of Mantle Ridge LP, which is in turn the sole member of both Shareholder and MR Argent Advisor LLC, the advisor to the MR Funds, Mr. Hilal may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) of the approximately 44,352,590 Shares held for the accounts of the MR Funds and the approximately 6 Shares directly owned by Shareholder and, therefore, may be deemed to be the beneficial owner of such Shares.

On February 14, 2017,  Mantle Ridge LP issued the following press release:

MANTLE RIDGE COMMENTS ON CSX’S DECISION TO CALL SPECIAL MEETING OF SHAREHOLDERS

New York – February 14, 2017 – Mantle Ridge LP (“Mantle Ridge”), an investment firm formed by Paul Hilal, which owns approximately 4.9% of the outstanding common shares of CSX Corp. (NASDAQ: CSX) (the “Company”), today responded to the announcement that CSX will hold a special meeting of shareholders.

Paul Hilal, Founder and CEO of Mantle Ridge, said, “We are pleased that CSX agrees that change is needed, and note that CSX enjoyed a $10.4 billion increase in market value since January 18, 2017 reflecting optimism that Mr. Harrison may join as Chief Executive Officer, and effect a transformation of CSX to a Precision Scheduled Railroading model.  We have been engaged in constructive dialogue with CSX’s Board for several weeks.  While we had hoped to reach a negotiated agreement, we appreciate that CSX shareholders will have the opportunity to make their voices heard on the optimal governance and compensation structure that will create the conditions for a successful transformation.  We remain fully confident in a favorable outcome for CSX and its shareholders and are excited for the future.”

Hunter Harrison added, “If we create the right conditions for success, we have the best chances for success.”

About Mantle Ridge LP
Mantle Ridge is a private investment firm founded by Paul Hilal. Mantle Ridge seeks to help create enduring value, and believes that constructive and cooperative engagement between boards, management teams, and engaged shareholders is the best means to achieving that goal.

Mantle Ridge’s approach is informed by extensive research and a depth of experience in value investing, activist engagements, corporate governance, and business operations, in the context of diverse sector expertise.  For more information, go to www.mantleridge.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), regarding, among other things, Mantle Ridge’s plans to distribute a definitive proxy statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  Mantle Ridge undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Mantle Ridge LP (“Mantle Ridge”) and certain of its affiliates intend to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and accompanying proxy card to be used to solicit proxies in connection with the upcoming special meeting of shareholders (the “Special Meeting”) of CSX Corporation (the “Company”) announced on February 14, 2017 and the election of a slate of director nominees at the 2017 annual shareholders meeting of the Company (the “Annual Meeting”).  The participants in the solicitation are anticipated to include MR Argent Offshore AB Ltd., MR Argent Offshore BB Ltd., MR Argent Offshore CB 01 Ltd., MR Argent Offshore CB 02 Ltd., MR Argent Offshore CB 03 Ltd., MR Argent Offshore CB 04 Ltd., MR Argent Offshore CB 05 Ltd., MR Argent Offshore CB 07 Ltd. (collectively, the “MR Funds”), MR Argent Fund CE LP, MR Argent Advisor LLC (the “Advisor”), Mantle Ridge GP LLC, Mantle Ridge LP, MR Argent GP LLC, MR S and P Index Annual Reports LLC (“Shareholder”) and Mr. Hilal (collectively with the MR Funds, MR Argent Fund CE LP, the Advisor, Mantle Ridge GP LLC, Mantle Ridge LP, MR Argent GP LLC and Shareholder, the “Mantle Ridge Parties”).

MANTLE RIDGE STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENTS AND OTHER DOCUMENTATION RELATED TO THE SOLICITATION OF PROXIES BY MANTLE RIDGE AND ITS AFFILIATES FROM SHAREHOLDERS OF THE COMPANY FOR USE AT THE SPECIAL MEETING AND ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. SUCH DEFINITIVE PROXY STATEMENTS, OTHER PROXY MATERIALS AND ANY OTHER RELEVANT DOCUMENTATION WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, MANTLE RIDGE WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550) OR EMAIL: INFO@DFKING.COM.

As of the date hereof, the Mantle Ridge Parties beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) an aggregate of approximately 44,352,597 shares of common stock, $1.00 par value, of the Company (the “Shares”). Of those approximately 44,352,597 Shares, MR S AND P Index Annual Reports LLC owns approximately 6 Shares in record name.  As of the date hereof, MR Argent Fund CE LP possesses economic exposure to an aggregate of 570,600 Shares due to certain cash-settled total return swap agreements.  MR Argent Fund CE LP also holds American-style call options to purchase cash-settled total return swaps referencing an aggregate of 105,232 Shares.

Mantle Ridge LP, as the sole member of the Advisor, which is in turn the advisor to the MR Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the approximately 44,352,590 Shares held for the accounts of the MR Funds and the approximately 6 Shares directly owned by Shareholder and, therefore, may be deemed to be the beneficial owner of such Shares.  MR Argent Advisor LLC, as the advisor to, and holder of 100% of the noneconomic voting interests in, the MR Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the approximately 44,352,590 Shares held for the accounts of the MR Funds and, therefore, may be deemed to be the beneficial owner of such Shares.  By virtue of his position as the managing member of Mantle Ridge GP LLC, the general partner of Mantle Ridge LP, which is in turn the sole member of both Shareholder and MR Argent Advisor LLC, the advisor to the MR Funds, Mr. Hilal may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) of the approximately 44,352,590 Shares held for the accounts of the MR Funds and the approximately 6 Shares directly owned by Shareholder and, therefore, may be deemed to be the beneficial owner of such Shares.

Contacts:
For U.S. Media Gasthalter & Co.: Jonathan Gasthalter/Nathaniel Garnick/Amanda Klein (212) 257-4170 For Canadian Media Longview Communications: Joel Shaffer / Boyd Erman (416) 649-8006 / (416) 649-8007	For Investors: Edward McCarthy D.F. King & Co., Inc. (212) 269-5550